UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       February 16, 2011

Covance Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Carnegie Center, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code        609-452-4440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)          On February 16, 2011, the Compensation and Organization Committee of Covance Inc. (“Company”) established the financial criteria for determining variable compensation awards for 2011.  In 2011, variable compensation awards for executive officers will be based, in the case of business unit officers, on the officer’s satisfaction of specified individual objectives and the satisfaction of specified business unit pre-bonus operating margin targets and business unit net order targets. In the case of non-business unit officers, the amounts payable under the Variable Compensation Plan shall be determined on the basis of the individual’s satisfaction of specified individual objectives and on the satisfaction of a specified Company post bonus operating margin target and net order target.

(b)         On February 17, 2011, the Compensation and Organization Committee of the Board of Directors of Covance Inc. approved a promotion-related performance share grant to Richard F. Cimino and Deborah L. Tanner in the amount of 17,100 shares. These shares will vest on February 17, 2016, subject to Mr. Cimino’s and Ms. Tanner’s continued employment with the Company and the meeting of performance criteria relating to integrated drug development, achievement of a Company-Wide integrated database, and commercial effectiveness.  These targets have been set by the Compensation and Organization Committee and the results will be certified by the Compensation and Organization Committee after the completion of 2011.  The form of Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

(c)          On February 17, 2011, the Compensation and Organization Committee of the Board of Directors of Covance Inc. approved a restricted share grant to James W. Lovett of 8,600 shares relating to Mr. Lovett’s assumption of additional responsibilities for managing the Company’s market access services business. These shares will vest on February 17, 2014, subject to Mr. Lovett’s continued employment with the Company.  The Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

(d)         On February 17, 2011, the Compensation and Organization Committee approved a form of performance-related Restricted Share Agreement for grants to executive officers under the 2010 Employee Equity Participation Plan.  The form of agreement is substantially similar to that used under prior equity plans except that it is based on performance criteria consisting of return on assets and net orders instead of return on assets and year-end backlog, and has a more limited definition of “change of control” for vesting purposes. The form of Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

(e)          On February 17, 2011, the Compensation and Organization Committee approved a form of Stock Option Agreement for grants of options to executive officers under the 2010 Employee Equity Participation Plan.  The form of agreement is substantially similar to that used under prior equity plans except that it has a more limited definition of “change of control”

for vesting purposes.  The form of Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

The descriptions of the aforementioned agreements are qualified in their entirety by reference to the agreements filed as exhibits to this Form 8-K and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	10.1	Form of Restricted Share Agreement between Covance Inc. and each of Richard F. Cimino and Deborah L. Tanner dated February 17, 2011. Filed herewith.

	10.2	Restricted Share Agreement between Covance Inc. and James W. Lovett dated February 17, 2011. Filed herewith.

	10.3	Form of Performance-related Executive Officer Restricted Share Agreement. Filed herewith.

	10.4	Form of Executive Officer Stock Option Agreement. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.

Date: February 23, 2011	/s/ James W. Lovett
	Name:	James W. Lovett
	Title:	Corporate Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Share Agreement between Covance Inc. and each of Richard F. Cimino and Deborah L. Tanner dated February 17, 2011. Filed herewith.

10.2	Restricted Share Agreement between Covance Inc. and James W. Lovett dated February 17, 2011. Filed herewith.

10.3	Form of Performance-related Executive Officer Restricted Share Agreement. Filed herewith.

10.4	Form of Executive Officer Stock Option Agreement. Filed herewith.